UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2023

Expro Group Holdings N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36053	98-1107145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1311 Broadfield Blvd., Suite 400 Houston, TX	77084
(Address of Principal Executive Offices)	(Zip code)

(713) 463-9776
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2023, Expro Overseas Inc., a subsidiary of Expro Group Holdings N.V. (the “Company”), entered into a service contract with Alistair Geddes effective March 31, 2023 (the “Contract”) in connection with his relocation to the Company’s offices in Dubai for an initial period of two years, which can be extended by mutual agreement.

The Contract provides for, among other things, (i) an annual base salary of $529,200, plus a monthly goods and services allowance of $3,969.00, and a monthly hardship allowance of $2,205 (or 5% of base salary), (ii) a relocation payment of $10,000 at the start of his assignment and again on repatriation at the end of his assignment, (iii) an annual housing payment to be paid directly to his landlord of AED 480,000 and a monthly utilities allowance of $598.00, (iv) a monthly transportation allowance of $1,497.67, (v) participation in the Company’s Executive Retention and Severance Plan and Executive Change-in-Control Severance Plan, (vi) payment of one aircraft flight per year for each of Mr. Geddes and his dependents on annual leave from Dubai to Aberdeen, (vii) an additional monthly payment equal to 20% of base salary in lieu of pension scheme contributions, and (viii) standard restrictive covenants, including confidentiality, intellectual property assignment, non-competition and non-solicitation covenants.

The foregoing descriptions of the Contract is qualified in their entirety by reference to the full text of such arrangements, which are attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.       Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Service Agreement, dated as of March 24, 2023, by and between Expro Overseas Inc. (Dubai Branch) and Alistair George Sinclair Geddes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2023	Expro Group Holdings N.V.

By: /s/ John McAlister
John McAlister
General Counsel and Secretary